UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

            Investment Company Act file number     811-21274
                                              -----------------------

               Columbia Management Multi-Strategy Hedge Fund, LLC
        -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Financial Center
                                Boston, MA 02111
            ---------------------------------------------------------
               (Address of principal executive offices)(Zip code)

                            James R. Bordewick, Esq.
                    Banc of America Investment Advisors, Inc.
                              One Financial Center
                                Boston, MA 02111
            ---------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 617-772-3333
                                                           -------------

                        Date of fiscal year end: March 31
                                                ---------

                    Date of reporting period: March 31, 2006
                                             ---------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


--------------------------------------------------------------------------------
                                                             Columbia Management
                                                  Multi-Strategy Hedge Fund, LLC




FINANCIAL STATEMENTS
FOR THE YEAR ENDED MARCH 31, 2006

WITH REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

               Columbia Management Multi-Strategy Hedge Fund, LLC

                              Financial Statements


                            Year ended March 31, 2006




                                    CONTENTS

Report of Independent Registered Public Accounting Firm ...................    1
Statement of Assets, Liabilities and Members' Capital .....................    2
Schedule of Investments ...................................................    3
Statement of Operations ...................................................    5
Statements of Changes in Members' Capital .................................    6
Statement of Cash Flows ...................................................    7
Financial Highlights ......................................................    8
Notes to Financial Statements .............................................   10
Fund Governance (unaudited) ...............................................   18

(LOGO)
[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                                                    PRICEWATERHOUSECOOPERS LLP
                                                    300 Madison Avenue
                                                    New York NY 10017
                                                    Telephone (646) 471-3000
                                                    Direct phone (646) 471-3000
                                                    Direct fax (813) 286-6000

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of Columbia Management Multi-Strategy Hedge Fund, LLC

In our opinion, the accompanying statement of assets, liabilities and members' capital, including the schedule of investments, and the related statements of operations, of changes in members' capital and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Columbia Management Multi-Strategy Hedge Fund, LLC (the "Fund") at March 31, 2006, and the results of its operations, the changes in its members' capital, its cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2006 by correspondence with the custodian and portfolio funds, provide a reasonable basis for our opinion.

As explained in Note 2, the financial statements include investments held by the Fund valued at $170,361,661 (94.10% of the Fund's net assets), at March 31, 2006, the values of which have been fair valued by the Investment Manager based on estimates provided by each portfolio fund, under the general supervision of the Board of Directors, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.


/s/ PricewaterhouseCoopers LLP

May 24, 2006

              Columbia Management Multi-Strategy Hedge Fund, LLC

            Statement of Assets, Liabilities and Members' Capital

                                 March 31, 2006


ASSETS

Investments in Portfolio Funds, at fair value (cost $131,678,241)   $170,361,661
Cash                                                                   2,241,444
Restricted cash                                                        1,539,918
Investments in Portfolio Funds paid in advance                         5,600,000
Redemptions receivable from investments in Portfolio Funds             4,942,374
Interest receivable                                                       26,630
Other assets                                                              66,903
                                                                    ------------

    TOTAL ASSETS                                                     184,778,930
                                                                    ------------

LIABILITIES AND MEMBERS' CAPITAL

Capital contributions received in advance                              1,850,000
Capital withdrawals payable                                            1,539,918
Management fee payable                                                   148,374
Professional fees payable                                                147,000
Administration fee payable                                                15,286
Subadviser out-of-pocket expenses payable                                 10,729
Other liabilities                                                         25,929
                                                                    ------------

    TOTAL LIABILITIES                                                  3,737,236
                                                                    ------------

          NET ASSETS                                                $181,041,694
                                                                    ============


MEMBERS' CAPITAL
    Net capital (1)                                                 $142,358,274
    Net unrealized gain/(loss) on investment in Portfolio Funds       38,683,420
                                                                    ------------

       MEMBERS' CAPITAL                                             $181,041,694
                                                                    ============

(1) Net capital includes cumulative net investment gains/(losses) and net realized gains/(losses) on investments in Portfolio Funds.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                             Schedule of Investments

                                 March 31, 2006

                                                                                                                  % OF MEMBERS'
PORTFOLIO FUNDS                                                      COST                FAIR VALUE                  CAPITAL
---------------                                                      ----                -----------                 -------
Adelphi Europe Partners, L.P.                                    $ 5,700,000             $ 6,572,770                  3.63%
AlphaGen Capella Fund, Ltd.                                        2,221,454               2,846,062                  1.57
Alson Signature Fund, L.P.                                         3,951,630               5,283,190                  2.92
Basswood Financial Partners, L.P.                                  4,866,805               5,517,572                  3.05
Black Bear Fund I, L.P.                                            1,500,000               3,008,182                  1.66
Canyon Value Realization Fund, L.P.                                4,703,169               6,607,548                  3.65
Cavalry Technology, L.P.                                           3,457,061               4,240,148                  2.34
Copper Arch Fund, L.P.                                             3,350,000               4,448,925                  2.46
Davidson Kempner Partners, L.P.                                    2,800,000               3,548,786                  1.96
D.B. Zwirn Special Opportunities Fund, L.P.                        2,300,000               2,384,150                  1.32
Elliott Associates, L.P.                                           2,600,000               3,831,269                  2.12
Elm Ridge Capital Partners, L.P.                                   5,250,000               5,574,401                  3.08
Empire Capital Partners, L.P.                                      3,420,909               4,583,071                  2.53
Ferox Fund, L.P.                                                   2,335,651               2,698,649                  1.49
Greenlight Capital Qualified, L.P.                                   700,000               1,430,670                  0.79
HBK Fund, L.P.                                                     5,869,278               6,924,000                  3.82
Highland Crusader Fund, L.P.                                       3,800,000               4,614,382                  2.55
Indus Japan Fund, L.P.                                             2,400,000               4,162,637                  2.30
King Street Capital, L.P.                                          5,200,000               7,133,822                  3.94
Kingsford Capital Partners, L.P.                                   4,578,049               3,568,845                  1.97
Narragansett I, L.P.                                                  25,326                  25,326                  0.01
Nisswa Fund, L.P.                                                  1,590,241               1,696,234                  0.94
OZ Domestic Partners, L.P.                                         5,488,348               7,779,287                  4.30
Parkcentral Global, L.P.                                           3,421,801               4,293,357                  2.37
Perry Partners, L.P.                                               4,300,348               6,060,351                  3.35
Raptor Global Fund, L.P.                                           1,600,000               2,495,886                  1.38
Redwood Domestic Fund, L.P.                                        1,200,000               2,775,799                  1.53
Roadway Partners, L.P.                                             2,235,239               2,849,211                  1.57
Scout Capital Partners II, L.P.                                    5,518,060               7,125,428                  3.94
Seneca Capital, L.P.                                               4,800,000               6,950,391                  3.84

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                                 March 31, 2006

                                                                                                                  % OF MEMBERS'
PORTFOLIO FUNDS                                                      COST                FAIR VALUE                  CAPITAL
---------------                                                      ----                -----------                 -------
Silver Point Capital Fund, L.P.                                 $  2,200,000            $  4,374,282                  2.42%
Spring Point Contra Partners, L.P.                                 4,850,000               4,255,356                  2.35
Stark Investments, L.P.                                            5,279,332               6,995,960                  3.86
SuttonBrook Capital Partners, L.P.                                 6,340,537               7,472,515                  4.13
Thales Fund, L.P.                                                  4,800,000               6,369,161                  3.52
Thruway Partners, L.P.                                             2,775,003               3,972,681                  2.19
Tremblant Partners, L.P.                                           4,250,000               5,891,357                  3.25
                                                               --------------          --------------               --------
                                                                $131,678,241            $170,361,661                 94.10%
                                                               ==============          ==============               ========

The investments in Portfolio Funds shown above, representing 94.10% of Members' Capital, have been fair valued in accordance with procedures established by the Board of Directors.

The Fund's investments on March 31, 2006 are summarized below based on the investment strategy of each specific Portfolio Fund.

                                                                                                                  % OF TOTAL
INVESTMENT STRATEGY                                                                      FAIR VALUE                INVESTMENTS
-------------------                                                                      -----------               -----------
Long and/or Short Equity                                                                $ 77,851,718                  45.70%
Multi-Arbitrage                                                                           40,072,667                  23.52
Distressed                                                                                21,282,435                  12.49
Event Driven                                                                              20,390,797                  11.97
Statistical Arbitrage                                                                      6,369,161                   3.74
Convertible Arbitrage                                                                      4,394,883                   2.58
                                                                                       --------------                --------
TOTAL                                                                                   $170,361,661                 100.00%
                                                                                       ==============                ========

The aggregate cost of investments for tax purposes is approximately $140,951,153. Net unrealized appreciation on investments for tax purposes is $29,410,508, consisting of $30,098,670 of gross unrealized appreciation and $688,162 of estimated gross unrealized depreciation.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                             Statement of Operations

                        For the year ended March 31, 2006


INVESTMENT INCOME
    Interest income                                                              $    174,991
                                                                                 ------------

EXPENSES
    Management fees                                                                 1,778,503
    Administrator fees                                                                187,038
    Professional fees                                                                 171,408
    Directors fees                                                                     30,451
    Custodian fees                                                                     15,821
    Subadvisor out-of-pocket expenses                                                  14,583
    Registration fees                                                                   2,708
    Other expenses                                                                     88,596
                                                                                 ------------

       TOTAL EXPENSES                                                               2,289,108
                                                                                 ------------

NET INVESTMENT LOSS                                                                (2,114,117)
                                                                                 ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS IN PORTFOLIO FUNDS
    Net realized gain on investments in Portfolio Funds                             1,742,826
    Net change in unrealized appreciation on investments in Portfolio Funds        17,104,917
                                                                                 ------------

       NET REALIZED GAIN AND UNREALIZED GAIN ON INVESTMENTS IN PORTFOLIO FUNDS     18,847,743
                                                                                 ------------

NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                         $ 16,733,626
                                                                                 ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     Columbia Management Multi-Strategy Hedge Fund, LLC

        Statements of Changes in Members' Capital

                                                 SPECIAL
                                                 MEMBERS           MEMBERS             TOTAL
                                              -----------------------------------------------

MEMBERS' CAPITAL, MARCH 31, 2004              $          --    $ 126,020,761    $ 126,020,761

   Capital contributions                                 --       54,267,192       54,267,192

   Capital withdrawals                             (624,322)      (8,113,432)      (8,737,754)

   Net increase in Members' Capital derived
       from operations                                   --        7,705,885        7,705,885

   Reallocation of incentive allocation             624,322         (624,322)              --
                                              -----------------------------------------------
MEMBERS' CAPITAL, MARCH 31, 2005                         --      179,256,084      179,256,084
                                              -----------------------------------------------

   Capital contributions                                 --       16,196,456       16,196,456

   Capital withdrawals                             (499,328)     (30,645,144)     (31,144,472)

   Net increase in Members' Capital derived
       from operations                                   --       16,733,626       16,733,626

   Reallocation of incentive allocation             499,328         (499,328)              --
                                              -----------------------------------------------
MEMBERS' CAPITAL, MARCH 31, 2006              $          --    $ 181,041,694    $ 181,041,694
                                              ===============================================


Capital reallocable to the Special Members had the Members' measurement period for incentive allocation closed on:


             March 31, 2004    $ 279,252  Measurement period: January 1, 2004 through March 31, 2004
                               =========
             March 31, 2005    $  84,598  Measurement period: January 1, 2005 through March 31, 2005
                               =========
             March 31, 2006    $ 572,438  Measurement period: January 1, 2006 through March 31, 2006
                               =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                     Columbia Management Multi-Strategy Hedge Fund, LLC

                                  Statement of Cash Flows

                             For the year ended March 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net investment loss                                                             $ (2,114,117)
Adjustments to reconcile net investment loss to net cash provided by operating activities
       Purchases of Portfolio Funds                                              (22,325,326)
       Proceeds from sales of Portfolio Funds                                     46,762,488
       Increase in investments in Portfolio Funds paid in advance                 (1,100,000)
       Increase in redemptions receivable from investments in Portfolio Funds     (4,404,889)
       Increase in interest receivable                                               (17,882)
       Increase in other assets                                                      (66,903)
       Decrease in management fee payable                                           (149,502)
       Decrease in professional fees payable                                          (8,073)
       Decrease in administration fee payable                                        (84,326)
       Decrease in Subadviser out-of-pocket expenses payable                          (6,412)
       Decrease in organizational fees payable to Adviser                            (30,153)
       Decrease in director fee payable                                               (6,300)
       Decrease in other liabilities                                                 (61,343)
                                                                                ------------

   NET CASH PROVIDED BY OPERATING ACTIVITIES                                      16,387,262
                                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions                                                             16,196,456
Capital withdrawals                                                              (31,144,472)
Increase in contributions received in advance                                        100,000
Increase in capital withdrawals payable                                              895,061
Increase in restricted cash                                                         (894,382)
                                                                                ------------

   NET CASH USED IN FINANCING ACTIVITIES                                         (14,847,337)
                                                                                ------------

NET INCREASE IN CASH                                                               1,539,925

Cash at beginning of year                                                            701,519
                                                                                ------------
CASH AT END OF YEAR                                                             $  2,241,444
                                                                                ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                              Financial Highlights

The below ratios are  calculated  by dividing  total dollars of income or expenses as applicable by the average of total annual members' capital. Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period. An individual  member's return may vary from these returns based on the timing of capital  contributions and withdrawals.


                                                                                         JANUARY 2, 2003
                                                        YEAR ENDED MARCH 31              (COMMENCEMENT OF
                                              --------------------------------------    OPERATIONS) THROUGH
                                                2006           2005           2004         MARCH 31, 2003
                                              --------       --------       --------    -------------------
Ratios to average Members' Capital:

Net investment loss - prior to
  incentive allocation, net of
  waivers (b)                                    (1.19%)        (1.53%)        (1.73%)        (1.71%) (a)
Incentive allocation                             (0.55%)(d)     (0.27%)(e)     (1.07%)(f)     (0.15%) (g)(h)
                                              --------       ---------      --------       --------
Net investment loss - net of incentive
  allocation, net of waivers (b)                 (1.74%)        (1.80%)        (2.80%)        (1.86%) (a)
                                              ========       ========       ========       ========
Expenses (b)(c)                                   1.29%          1.55%          1.75%          1.75%  (a)
Incentive allocation                              0.55% (d)      0.27%(e)       1.07%(f)       0.15%  (g)(h)
                                              --------       --------       --------       --------
Total expenses and incentive
  allocation                                      1.84%          1.82%          2.82%          1.90%
                                              ========       ========       ========       ========
Total return - prior to incentive
  allocation                                      9.94%          4.45%         12.43%          1.82%  (h)
Incentive allocation                             (0.60%)(d)     (0.23%)(e)     (1.16%)(f)     (0.15%) (g)(h)
                                              --------       --------       --------       --------
Total return - net of incentive
  allocation                                      9.34%          4.22%         11.27%          1.67%  (h)
                                              ========       ========       ========       ========
Portfolio turnover rate                          12.86%          7.56%          2.71%            --
                                              ========       ========       ========       ========
Members' Capital, end of year ($000)          $181,042       $179,256       $126,021       $ 41,814
                                              ========       ========       ========       ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

(a) Annualized, except for organizational and offering expenses if applicable.

(b) The Adviser waived $15,369 of management fees for the year ended March 31, 2003. The net investment loss prior to incentive allocation ratio would have been (1.87%) and the expense ratio would have been 1.91% on an annualized basis for that period had these fees not been waived by the Adviser. Pursuant to an expense deferral agreement, the Adviser requested reimbursement of deferred expenses during the years ended March 31, 2004 and 2005, and agreed to forego reimbursement of deferred expenses in each of those years also. Reimbursement to the Adviser of deferred expenses is included in the expense ratios for the periods in which such reimbursement was requested.

(c) Expenses of the underlying Portfolio Funds are not included in the expense ratios.

(d) Calculated based on the amount reallocable to the Special Members at December 31, 2005 for the period April 1, 2005 through December 31, 2005 in addition to the amount that would have been allocable to the Special Members for the period January 1, 2006 to March 31, 2006 had the measurement period for the incentive allocation closed on the date indicated.

(e) Calculated based on the amount reallocable to the Special Members at December 31, 2004 for the period April 1, 2004 through December 31, 2004 in addition to the amount that would have been allocable to the Special Members for the period January 1, 2005 to March 31, 2005 had the measurement period for the incentive allocation closed on the date indicated.

(f) Calculated based on the amount reallocable to the Special Members at December 31, 2003 for the period April 1, 2003 through December 31, 2003, in addition to the amount that would have been allocable to the Special Members for the period January 1, 2004 through March 31, 2004 had the measurement period for incentive allocation closed on the date indicated.

(g) Calculated based on the amount reallocable to the Special Members had the measurement period for incentive allocation closed on March 31, 2003.

(h) Not annualized.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                          Notes to Financial Statements

                                 March 31, 2006

1. ORGANIZATION

Columbia Management Multi-Strategy Hedge Fund, LLC ("the Fund") is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company and which has many of the features of a private investment fund. The Fund's interests ("Interests") are offered only in private placements to persons (i) who are both "accredited investors" under the Securities Act of 1933 and "qualified clients" under the Investment Advisers Act of 1940, as amended and (ii) who meet other investor eligibility criteria established by the Fund. The primary investment objective of the Fund is to provide investors with an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, with low performance volatility and minimal correlation with the equity and fixed income markets. The Fund's strategy is to (i) invest in approximately 25-50 partnerships and other investment vehicles ("Portfolio Funds") managed by different investment managers and (ii) construct a portfolio employing various arbitrage and equity strategies to achieve the risk control benefits of diversification together with the value of a hedged investment approach.

Effective December 4, 2004, Banc of America Investment Advisors, Inc. ("Adviser") is the SEC registered investment adviser to the Fund. The Adviser is an indirect wholly-owned subsidiary of Bank of America Corporation ("BAC"). Prior to December 4, 2004, Columbia Management Advisors, Inc. ("CMA"), which has merged into Columbia Management Advisors, LLC, was the investment adviser to the Fund. CMA is an affiliate of the Adviser. The Adviser has retained Grosvenor Capital Management, L.P. ("Grosvenor" or the "Subadviser") as subadviser to the Fund. The Adviser and the Subadviser have been designated as special members (the "Special Members") of the Fund.

The Subadviser is responsible for implementing the Fund's investment strategy and managing the Fund's investment portfolio on a day-to-day basis, in accordance with the investment objective, philosophy and strategy described in the Fund's confidential offering memorandum and subject to oversight by the Adviser and the Board of Directors (the "Board") of the Fund.

               Columbia Management Multi-Strategy Hedge Fund, LLC

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

B. PORTFOLIO VALUATION

The Fund's investments are fair valued by the Adviser or Subadviser in accordance with policies and procedures that seek to ensure that the Fund is able to reliably determine the value of its investments in the Portfolio Funds. Investments in Portfolio Funds are generally valued at net asset value, which approximates fair value, as reported by the administrators or investment managers of the Portfolio Funds. Such values generally represent the Fund's proportionate share of the net assets of the Portfolio Funds. Accordingly, the value of investments in Portfolio Funds is generally increased by additional contributions to the Portfolio Funds and the Fund's share of net earnings from the Portfolio Funds and decreased by withdrawals and the Fund's share of net losses from the Portfolio Funds.

The Portfolio Funds' administrators or investment managers generally value their investments at fair value. Listed investment securities are generally valued by an independent pricing source. Securities with no readily available market value are initially valued at cost, with subsequent adjustments to values, which reflect either the basis of meaningful third-party transactions in the private market, or fair value deemed appropriate by Portfolio Funds' management. In such instances, consideration is also given to the financial condition and operating results of the issuer, the amount that the Portfolio Funds can reasonably expect to realize upon sale of the securities and other factors deemed relevant.

C. INCOME RECOGNITION

Interest income and expenses are recorded on the accrual basis. Realized gains and losses are calculated on the average cost basis.

               Columbia Management Multi-Strategy Hedge Fund, LLC

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

The Fund is treated as a partnership for federal income tax purposes. No federal or state taxes have been provided on profits of the Fund since the members (the "Members") are individually required to report on their own tax return their distributive share of the Fund's taxable income or loss.

E. CASH

At March 31, 2006, a total of $3,781,362 in cash was held on deposit at PFPC Trust Company, the Fund's custodian. Of that amount, $1,539,918 was held in a segregated account at PFPC Trust Company related to holdbacks on withdrawals from investors in the Fund.

3. MEMBERS' CAPITAL

As of the last day of each calendar month, the Fund allocates net profits or losses for that month to the capital accounts of all Members, in proportion to their respective opening capital account balances for such period (after taking into account any capital contributions deemed to be made as of the first day of such period).

Net profits or net losses for a given fiscal period are measured by the net change in the value of the Members' capital of the Fund, including any net change in unrealized appreciation or depreciation of investments, realized income, gains or losses and accrued expenses (including the management fee paid by the Fund) over such fiscal period, before giving effect to any distributions and repurchases of Interests (or portions thereof) by the Fund as of the end of such period and any capital contributions made at the end of such period (such capital contributions being deemed to be made as of the next day).

The Board, from time to time and in their complete and exclusive discretion, may determine to repurchase interests from Members, including the Adviser, pursuant to written tenders by Members on such terms and conditions as the Board may determine. The Board offered to repurchase interests from Members at June 30, 2005 and December 31, 2005. The interests redeemed pursuant to such tenders are shown in the Statements of Changes in Members Capital.

Initial and additional applications for interests by eligible Members may be accepted at such times as the Adviser may determine. The Fund reserves the right to reject any application for interest in the Fund.

               Columbia Management Multi-Strategy Hedge Fund, LLC

4. INVESTMENTS IN PORTFOLIO FUNDS

The agreements related to investments in Portfolio Funds typically provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of net assets and performance/incentive fees or allocations of up to 20% of net profits earned. The Portfolio Funds generally provide for periodic redemptions ranging from monthly to annually with lock up provisions of up to two years from initial investment. Some Portfolio Funds may charge redemption fees. Such provisions may restrict the Fund's ability to respond to changing market conditions. None of the Portfolio Funds is expected to make distributions (e.g., dividend payments to investors).

Aggregate purchases of Portfolio Funds for the year ended March 31, 2006, amounted to $27,925,326, including $5,600,000 in purchases of Portfolio Funds paid in advance of Portfolio Fund openings. Portfolio Fund investments sold during the year ended March 31, 2006 amounted to $46,762,488.

5. MANAGEMENT FEE

Pursuant to a management agreement between the Fund and Adviser, the Adviser is entitled to a management fee, paid monthly in arrears equal to an annual rate of 1.0% of the Members' ending monthly capital of the Fund before taking into consideration management fees. Pursuant to the terms of a subadvisory agreement between the Adviser and Subadviser, the Adviser pays a portion of the management fee that it receives from the Fund to the Subadviser. The Subadviser is also reimbursed by the Fund for out-of-pocket expenses incurred by the Subadviser related to the Fund, up to an annual limit of $25,000.

6. INCENTIVE ALLOCATION

An incentive allocation is calculated with respect to each Member on the last business day of a calendar year and upon repurchase of all or any portion of such Investor's Interest (an "Incentive Period"). An Incentive Period for each Member's Interest starts immediately following the preceding Incentive Period and ends on the first to occur of: (i) the next occurring last business day of a calendar year; (ii) the next repurchase of all or any portion of such Member's Interest; (iii) the withdrawal of the Adviser or Subadviser in connection with such party ceasing to serve as Adviser or Subadviser to the Fund; or (iv) the dissolution of the Fund. The aggregate incentive allocation (to the Special Members) for an Incentive Period equals 10% of the amount, if any, in excess of
(a) profit net of losses (after taking into account expenses, including the management fee paid by the Fund) allocated to each Member's capital account for such Incentive Period over (b) the greater of (i) the Member's Hurdle Rate Amount for that Incentive Period and (ii) the balance in the Member's Loss Carryforward as of the end of the prior Incentive Period.

               Columbia Management Multi-Strategy Hedge Fund, LLC

6. INCENTIVE ALLOCATION (CONTINUED)

A Member's "Loss Carryforward" for the initial Incentive Period is zero and for each Incentive Period thereafter is equal to the Member's Loss Carryforward as of the end of the immediately preceding Incentive Period, increased or decreased, but not below zero, by the positive or negative difference between the net losses over net profits allocated to the Member for the current Incentive Period. The "Hurdle Rate Amount" is the return a Member would receive if its Interest as of the beginning of that Incentive Period (adjusted appropriately for any additional contributions) earned a rate of return equal to the one-year U.S. Treasury note, as determined on the first day of each calendar quarter and reset on the first day of each calendar quarter. The Hurdle Rate Amount is not cumulative from Incentive Period to Incentive Period. The Hurdle Rate Amount for June 30, 2005, September 30, 2005, December 31, 2005 and March 31, 2006 is 3.403%, 3.636%, 4.153% and 4.424% per annum, respectively. On June
30, 2005 and December 31, 2005, incentive allocations of $1,689 and $497,639 were realized, respectively. Additional capital of $572,438 would have been reallocable to the Special Members had the Members' measurement period for incentive allocation closed on March 31, 2006.

In the case of a repurchase of only a portion of an Interest other than on the last business day of the calendar year, the Member is treated as having two independent Interests in the Fund, one of which is being repurchased in its entirety. Allocations to the Investor and capital contributions made by the Member during the Incentive Period prior to such repurchase or distribution, and the Member's opening capital account balance and Loss Carryforward as of the beginning of such Incentive Period, will be allocated between the two Interests in proportion to the portion of the Member's Interest that is repurchased or distributed.

7. ADMINISTRATION AND REGULATORY ADMINISTRATION FEES

PFPC Trust Company (an affiliate of The PNC Financial Services Group) serves as custodian of the Fund's assets and provides custodial services for the Fund. PFPC Inc. ("PFPC") (also an affiliate of The PNC Financial Services Group) serves as administrator and accounting agent to the Fund and in that capacity provides certain accounting, record keeping, and investor related services. The Fund pays a monthly fee to the custodian and the administrator based primarily upon month-end Members' capital, subject to a monthly minimum fee.

Effective January 1, 2005, the Fund has entered into an agreement with PFPC to perform regulatory administrative services. The Fund pays PFPC .015% per year of average net assets subject to a minimum fee. For the year ended March 31, 2006, the Fund expensed $28,862, which is recorded in Other expenses in the accompanying Statement of Operations.

               Columbia Management Multi-Strategy Hedge Fund, LLC

8. RELATED PARTY TRANSACTIONS

Each manager who is not an "interested person" of the Fund, as defined by the 1940 Act, receives an annual retainer of $6,000 plus a fee of $1,000 for each meeting attended. Any manager or officer who is an "interested person" does not receive any annual fee or other fees from the Fund. All managers are reimbursed by the Fund for reasonable out-of-pocket expenses.

Effective April 1, 2005, the Adviser provides a Chief Compliance Officer to the Fund at no cost to the Fund.

9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK, CONCENTRATIONS OF CREDIT RISK, AND OTHER RISKS

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. To the extent that the Fund's investment activity is limited to making investments in investment funds via limited partnership interests or limited liability company holdings, the Fund's risk of loss in these investment funds is generally limited to the value of these investments reported by the Fund. To date, the Fund had only invested in such limited partnership and limited liability company interests.

Because the Fund is a closed-end investment company, its Interests will not be redeemable at the option of Investors and will not be exchangeable for interests of any other fund. Although the Board in its discretion may cause the Fund to offer from time to time to repurchase Interests at their members' capital account value, the Interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any tender offer for Interests by the Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of the Fund's outstanding Interests. Because the Fund's investments in Portfolio Funds themselves have limited liquidity, the Fund may not be able to fund significant repurchases. Members whose Interests are accepted for repurchase also bear the risk that the Fund's members' capital may fluctuate significantly between the time that they submit their request for repurchase and the date of the repurchase.

There are a number of other risks to the Fund. Three principal types of risk that can adversely affect the Fund's investment approach are market risk, strategy risk, and manager risk. The Fund also is subject to multiple manager risks, possible limitations in investment opportunities, allocation risks, illiquidity, lack of diversification, and other risks for the Fund and potentially for each Portfolio Fund.

               Columbia Management Multi-Strategy Hedge Fund, LLC

9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK,
   CONCENTRATIONS OF CREDIT RISK, AND OTHER RISKS (CONTINUED)

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

10. LITIGATION EVENT

The events described below have not directly impacted the Fund or had any material adverse effect on its financial position or results of operations.

On February 9, 2005, certain affiliates of the Adviser, including the former investment adviser to the Fund, entered into Assurances of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlements") and consented to the entry of cease-and-desist orders by the Securities and Exchange Commission ("SEC") (the "SEC Orders") in connection with matters related to late trading and market timing of mutual funds advised and distributed by affiliates of the Adviser. The SEC Orders and the NYAG Settlements contain substantially the same terms and conditions outlined in the agreements in principle that affiliates of the Adviser entered into with the SEC and NYAG in March 2004. A copy of the SEC Orders is available on the SEC website at HTTP://WWW.SEC.GOV. A copy of the NYAG settlements is available as part of the Bank of America Corporation Form 8-K filing of February 10, 2005.

In connection with these matters, various parties have filed suit against certain Columbia Funds, including former Nations Funds, the Trustees of these Funds, FleetBoston Financial Corporation (the former parent of the Adviser) and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases, including those filed against entities unaffiliated with the Columbia Funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities, have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding. Other actions against certain of the Columbia Funds, advisers and affiliated entities, alleging among other things excessive fees and inappropriate use of fund assets for distribution, have been consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION on March 2, 2005. These actions are ongoing.

               Columbia Management Multi-Strategy Hedge Fund, LLC

11. SUBSEQUENT EVENTS

Effective April 1, 2006, the Fund received additional capital contributions of $1,850,000.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-786-9977; and (ii) on the Commission's website at http://www.sec.gov.

               Columbia Management Multi-Strategy Hedge Fund, LLC

                           Fund Governance (unaudited)

The identity of the Managers and executive officers of the Fund and brief biographical information regarding each Manager and officer during the past five years is set forth below.

                                                                                   NUMBER OF
                                                                                   FUNDS IN
                                      TERM OF                                      FUND
                         POSITION     OFFICE AND                                   COMPLEX
NAME, ADDRESS AND YEAR   HELD WITH    LENGTH OF     PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS HELD BY
OF BIRTH                 THE FUND     TIME SERVED   DURING THE PAST FIVE YEARS     BY MANAGER   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT MANAGERS
--------------------------------------------------------------------------------------------------------------------------------
Thomas W. Brock          Manager      Indefinite    Chief Executive Officer,       4            None
c/o BACAP Alternative                 term;         Stone Harbor Investment
Multi-Strategy Fund,                  Manager       Partners (investment firm)
LLC                                   since 2003    from April 2006; formerly,
40 West 57th Street                                 Adjunct Professor, Columbia
New York, NY 10019                                  University Graduate School
(Born 1947)                                         of Business from September
                                                    1998 to April 2006;
                                                    Chairman, CEO, Salomon
                                                    Brothers Asset Management,
                                                    Inc. from 1993 to 1998).

Alan Brott               Manager      Indefinite    Consultant, since October      2            None
c/o BACAP Alternative                 term;         1991; Associate Professor,
Multi-Strategy Fund,                  Manager       Columbia University Graduate
LLC                                   since 2003    School of Business, since
40 West 57th Street                                 2000.
New York, NY 10019
(Born 1942)

Thomas G. Yellin         Manager      Indefinite    President, PJ Productions      2            None
c/o BACAP Alternative                 term;         since December 2002; Executive
Multi-Strategy  Fund,                 Manager       Producer, ABC News from August
LLC                                   since 2003    1989 to December 2002.
40 West 57th Street
New York, NY 10019
(Born 1954)

               Columbia Management Multi-Strategy Hedge Fund, LLC

                                                                                   NUMBER OF
                                                                                   FUNDS IN
                                      TERM OF                                      FUND
                         POSITION     OFFICE AND                                   COMPLEX
NAME, ADDRESS AND YEAR   HELD WITH    LENGTH OF     PRINCIPAL OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS HELD BY
OF BIRTH                 THE FUND     TIME SERVED   DURING THE PAST FIVE YEARS     BY MANAGER   MANAGER
--------------------------------------------------------------------------------------------------------------------------------
                                                          OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
Lawrence R. Morgenthal   President    1 year        Executive Vice President,      N/A          N/A
40 West 57th Street                   term;         Banc of America Investment
New York, NY 10019                    President     Advisors, Inc. since 2005;
(Born 1968)                           since 2003    Managing Director, Banc of
                                                    America Capital Management,
                                                    LLC since 2002; Senior
                                                    Managing  Director, Weiss,
                                                    Peck & Greer (an investment
                                                    firm) from 1998 to 2002.

David Hohmann            Treasurer    1 year        Director, Alternative          N/A          N/A
100 Federal Street       and Senior   term;         Investment Group Funds'
Boston, MA  02110        Vice         Treasurer     Operations and
(Born 1967)              President    since 2005    Administration, Banc of
                                                    America Investment Advisors,
                                                    Inc. since April 2004;
                                                    Division Controller of
                                                    FleetBoston's Principal
                                                    Investing Group, March 1999
                                                    to March 2004.

James R. Bordewick, Jr.  Secretary,   1 year        Associate General Counsel,     N/A          N/A
One Financial Center     Senior       term; since   Bank of America since April
Boston, MA  02111        Vice         2006          2005; Senior Vice President
(Born 1959)              President                  and Associate General
                         and Chief                  Counsel, MFS Investment
                         Legal                      Management (investment
                         Officer                    management) prior to April
                                                    2005.

Mary Joan Hoene          Chief        Since 2004    Senior Vice President and      N/A          N/A
100 Federal Street       Compliance                 Chief Compliance Officer of
Boston, MA 02110         Officer                    funds in the Columbia Fund
(Born 1949)              and Senior                 Complex since 2004; Partner,
                         Vice                       Carter, Ledyard & Milburn
                         President                  LLP (law firm) from January
                                                    2001 to August 2004.

The Statement of Additional Information contains additional information about the Board of Directors and is available, without charge, upon request, by contacting the Fund toll free at (888) 786-9977.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) The registrant's Board of Directors adopted, effective January 3, 2006, a revised code of ethics described in 2(a) above. The revised code of ethics, which is attached as an exhibit hereto, does not differ materially from the code of ethics in effect for the year ended March 31, 2005.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Alan Brott is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for the fiscal years ended March 31, 2005 and March 31, 2006 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $52,000 and $60,000, respectively.

Audit-Related Fees
------------------

     (b) The aggregate fees billed for the fiscal years ended March 31, 2005 and March 31, 2006 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $4,500 and $4,850, respectively. Audit-related fees include certain agreed-upon procedures performed for semi-annual shareholder reports and technical research on accounting and disclosure matters.

          During the fiscal years ended March 31, 2005 and March 31, 2006, there were no Audit-Related Fees billed by the Fund's principal accountant to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for an engagement that related directly to the operations and financial reporting of the Fund.

Tax Fees
--------

     (c) The aggregate fees billed for the fiscal years ended March 31, 2005 and March 31, 2006 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $64,500 and $61,000, respectively.

          During the fiscal years ended March 31, 2005 and March 31, 2006, there were no Tax Fees billed by the Fund's principal accountant to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for an engagement that related directly to the operations and financial reporting of the Fund.

All Other Fees
--------------

     (d) The aggregate fees billed for the fiscal years ended March 31, 2005 and March 31, 2006 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
          (c) of this Item are $0 and $0, respectively.

          During the fiscal years ended March 31, 2005 and March 31, 2006, there were no All Other Fees billed by the Fund's principal accountant to the Fund's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund for an engagement that relates directly to the operations and financial reporting of the Fund.

  (e)(1)       Audit Committee Pre-approval Policies and Procedures.
               -----------------------------------------------------

               The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent accountants to provide audit and permissible non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant ("Adviser Affiliates"), if the engagement relates directly to the operations or financial reporting of the registrant.

               The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively "Fund Services"); (ii) non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively "Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the "de minimis" requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

               Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

               The Policy requires the Fund Treasurer or his or her designee to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform. The Fund Treasurer or his or her designee must update the fee amounts to the extent necessary at each of the regularly scheduled meetings of the Audit Committee.

               If the registrant, any Adviser Affiliate or a Control Affiliate wishes to engage the registrant's independent account to perform a service that has not received general pre-approval but for which pre-approval is required, management must prepare a request for approval and the matter must be included in the agenda of the next regularly scheduled meeting of the Audit Committee. If a more timely consideration of the matter is required, the Chairperson of the Audit Committee may take action on the matter or call a special meeting of the Audit Committee to consider the proposal.

   (e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the fiscal years ended March 31, 2006 and March 31, 2005 was zero.

     (f)  Not applicable.

     (g) During the fiscal years ended March 31, 2005 and March 31, 2006, respectively, aggregate non-audit fees of approximately $24.9 million and $25.1 million were billed by the Registrant's principal accountant to the Registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser, including entities that provide ongoing services to the Registrant.

     (h) The Registrant's audit committee considered whether the provision of non-audit services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The   registrant   has   delegated  to  Grosvenor   Capital   Management,   L.P.
("Grosvenor"), its sub-adviser, the responsibility to vote proxies relating to portfolio securities.

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires an SEC-registered investment adviser like Grosvenor to implement proxy voting policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients. Pursuant to that rule, Grosvenor has adopted Proxy Voting Policies and Procedures (the "Proxy Policies") that have been designed to ensure that Grosvenor votes proxies in the best interests of the various investment funds or accounts that Grosvenor manages or advises (each, a "GROSVENOR-MANAGED ACCOUNT").

WHEN GROSVENOR IS REQUESTED TO RESPOND TO PROXY REQUESTS

Each Grosvenor-Managed Account is either: (i) a "fund of funds" that invests in underlying investment funds ("PORTFOLIO FUNDS") but does not invest directly in securities of operating companies except on a limited basis or (ii) a "feeder" fund that invests in such a "fund of funds."

As a result, the most common scenario in which Grosvenor is requested to respond to proxy requests relating to securities held by one or more Grosvenor-Managed Accounts is where Grosvenor is requested to vote limited partnership interests, limited liability company interests, shares or similar equity interests in Portfolio Funds in which one or more Grosvenor-Managed Accounts invest. In rare cases, Grosvenor is requested to vote on matters relating to investments in operating companies.

For purposes of convenience, each request to vote a security held by a Grosvenor-Managed Account is referred to as a "PROXY REQUEST."

MATERIAL PROPOSALS AND IMMATERIAL PROPOSALS

Grosvenor divides Proxy Requests into two general categories, those relating to "Immaterial Proposals" and those relating to "Material Proposals."

An "IMMATERIAL PROPOSAL" is a proposal that, if adopted, WOULD NOT, in the reasonable judgment of a Grosvenor Compliance Officer, either: (a) be likely to have a material adverse affect on the relevant Grosvenor-Managed Account(s) (E.G., a proposal to approve a change in the name of a Portfolio Fund, to approve a Portfolio Fund's previous year's audited financial statements, to approve a Portfolio Fund's appointment of independent auditors, to elect new directors of a Portfolio Fund); or (b) materially adversely change the terms on which future investments may be made by one or more Grosvenor-Managed Accounts.

A "MATERIAL PROPOSAL," I.E., a proposal that, if adopted, WOULD, in the reasonable judgment of a Grosvenor Compliance Officer, either: (a) be likely to have a material adverse affect on the relevant Grosvenor-Managed Account(s); or
(b) materially adversely change the terms on which future investments may be made by one or more Grosvenor-Managed Accounts.

DETERMINING WHAT ACTION SHOULD BE TAKEN WITH RESPECT TO A PROXY REQUEST

It is Grosvenor's policy to act on each Proxy Request relating to an Immaterial Proposal in accordance with such request (unless Grosvenor's Chief Operating Officer determines otherwise). Except as provided in the following paragraph and as discussed below under "MANAGING CONFLICTS OF INTEREST," it is Grosvenor's policy to act on each Proxy Request relating to a Material Proposal in accordance with the recommendation of the Grosvenor employee who has primary investment authority with respect to the securities in question (the "PRIMARY INVESTMENT PRINCIPAL"), as long as such action would be consistent with the investment objective(s), policies and restrictions of the relevant Grosvenor-Managed Accounts.

Notwithstanding the foregoing, any member of Grosvenor's Investment Committee may object to the recommendation of a Primary Investment Principal in response to a Proxy Request. In the case of any such objection, the matter shall be referred to the Investment Committee, whose decision shall be final and conclusive; provided, however, that the Chief Executive Officer or the Chief Operating Officer may veto any action proposed to be taken by a Primary Investment Principal or by the Investment Committee in response to a Proxy Request.

FACTORS CONSIDERED IN DETERMINING WHAT ACTION SHOULD BE TAKEN IN RESPONSE TO A PROXY REQUEST

Grosvenor expects that Proxy Requests frequently will request Grosvenor to approve measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question ("ADVERSE MEASURES"). For example, it is anticipated that Proxy Requests frequently will request Grosvenor to approve increased fees and/or less favorable liquidity provisions relating to Portfolio Funds in which the Grosvenor-Managed Accounts invest.

Nevertheless, it is expected that a Primary Investment Principal ordinarily will recommend favorable action on Proxy Requests that propose Adverse Measures as long as such Primary Investment Principal reasonably believes that continuing to hold the relevant security has a reasonable probability of conferring benefits on the relevant Grosvenor-Managed Account(s) (e.g., continued access to a high-quality Portfolio Manager) that outweigh the adverse affect(s) of such Adverse Measure, considered over the anticipated holding period of such security in the hands of the relevant Grosvenor-Managed Account(s).

MANAGING CONFLICTS OF INTEREST

In furtherance of Grosvenor's goal to take action on all Proxy Requests in a manner that best serves the interests of the affected Grosvenor-Managed Accounts, Grosvenor will not implement any decision to respond to a Proxy Request in a particular manner unless and until a Grosvenor Compliance Officer has implemented certain procedures to: (i) identify whether Grosvenor is subject to a conflict of interest in taking action in response to such Proxy Request;
(ii) assess the materiality of such a conflict; and (iii) address a material conflict in a manner designed to serve the best interests of the affected
Grosvenor-Managed Account(s). A conflict of interest ordinarily will be considered material if it can reasonably be argued that Grosvenor (or certain of its related persons) has an incentive to respond to the Proxy Request in a manner designed to benefit Grosvenor (or any such related person) rather than the affected Grosvenor-Managed Account(s) (even if there is no ostensible detriment to the affected Grosvenor-Managed Account(s) from responding to such request in that manner). All materiality determinations are based on an assessment of the particular facts and circumstances.

If the Grosvenor Compliance Officer determines that Grosvenor (or a related person) is subject to a conflict of interest in taking action in response to a Proxy Request but that such conflict is not material, he or she shall issue an instruction to take action in response to such Proxy Request as provided above under "DETERMINING WHAT ACTION SHOULD BE TAKEN WITH RESPECT TO A PROXY REQUEST."

If the Grosvenor Compliance Officer determines that Grosvenor (or a related person) is subject to a material conflict of interest in taking action in response to a Proxy Request, he or she shall, in consultation with such other Grosvenor personnel as he or she determines to be appropriate under the circumstances, determine how to address such conflict. In determining how to address a material conflict of interest, the Grosvenor Compliance Officer may consider the following potential solutions, as well as any other solutions he or she wishes to consider:

o disclosing the conflict of interest to the participant(s) in the relevant Grosvenor-Managed Account(s) and obtaining their consent (in accordance with the governing documents of such Account) to act on the Proxy Request as provided above under "DETERMINING WHAT ACTION SHOULD BE TAKEN WITH RESPECT TO A PROXY REQUEST."

o engaging an independent third party to recommend a response to the Proxy Request.

The Grosvenor Compliance Officer shall not issue an instruction to take action in response to the Proxy Request without first determining that such action is in the best interests of the affected Grosvenor-Managed Account(s).


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

GROSVENOR CAPITAL MANAGEMENT, L.P. ("GROSVENOR")

     MANAGEMENT.  The Registrant's assets are managed pursuant to a Sub-Advisory
Agreement  by  Grosvenor  Capital  Management,  L.P.  ("Grosvenor").   Grosvenor
maintains an Investment Committee that is responsible for:

     o determining the investment objectives and constraints for each investment fund or account that is managed or advised by Grosvenor (each, a "Grosvenor-Managed Account"). In the case of the Registrant, these investment objectives and constraints are subject to approval by the Registrant's Board of Directors.

     o overseeing the identification and evaluation of investment strategies and
approving   (or   disapproving)   the   investment   strategies   in  which  the
Grosvenor-Managed Accounts, including the Registrant may invest.

     o approving third-party investment managers ("Investment Managers") that employ approved investment strategies.

     o assigning two or more senior level investment professionals (each, an "Investment Principal") to each Grosvenor-Managed Account, including the Registrant, whose function is to construct a portfolio for such Grosvenor-Managed Account by using investment strategies and Investment Managers that have been approved by the Investment Committee (subject to the investment objectives and constraints of such Grosvenor-Managed Account).

     Grosvenor's Investment Committee is currently comprised of David B. Small, David S. Richter, and Brian A. Wolf. Michael J. Sacks, Grosvenor's Chief Executive Officer, is not a member of the Investment Committee, but has veto power over all decisions of the Investment Committee and also has final approval for all allocations to Investment managers by the Grosvenor-Managed Accounts.

     The Investment Committee has assigned David B. Small, David S. Richter and Brian A. Wolf as the Investment Principals for the Registrant.

MICHAEL J. SACKS, MANAGING DIRECTOR, CHIEF EXECUTIVE OFFICER
Mr. Sacks, born 1962, joined Grosvenor in 1990 and, for the past 5+ years, serves as Grosvenor's Chief Executive Officer. In addition to his management responsibilities, Mr. Sacks is a non-voting member of Grosvenor's Investment Committee with a formal veto right over the committee's operations. From 1988 through 1990, Mr. Sacks was associated with Harris Associates, L.P. Mr. Sacks received a B.A. in Economics from Tulane University in 1984 and two degrees from Northwestern University in 1988: an M.B.A. from the J.L. Kellogg Graduate School of Management and a J.D. from the School of Law. He is a member of the Illinois Bar.

DAVID B. SMALL, MANAGING DIRECTOR, CHAIRMAN OF INVESTMENT COMMITTEE
Mr. Small, born 1956, joined Grosvenor in 1994 and, since January 1, 2005, serves as Chairman of Grosvenor's Investment Committee. He shares responsibility for portfolio management as well as for the evaluation, selection and monitoring of various investment strategies and managers. Prior to joining Grosvenor, Mr. Small was a consultant to Grosvenor and the founder and, from 1987 through 1993, Chief Executive Officer and Chief Financial Engineer of David Bruce & Co., a software firm specializing in the development of risk management systems for derivatives trading firms. From 1979 to 1982, Mr. Small was associated with Philadelphia Insurance Research Group. He received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1978 and an M.B.A. in Finance/Econometrics from the University of Chicago's Graduate School of Business in 1985.

BRIAN A. WOLF, MANAGING DIRECTOR, INVESTMENTS
Mr. Wolf, born 1970, joined Grosvenor in 1995. Mr. Wolf became a formal member of Grosvenor's Investment Committee on January 1, 2005 and shares responsibility for portfolio management as well as for the evaluation, selection and monitoring of various investment strategies and managers. From 1993 to 1995, he was an analyst and trader for M&M Financial, a Chicago-based money management firm. He received a B.S. SUMMA CUM LAUDE in Finance from Bradley University in 1992 and an M.B.A. MAGNA CUM LAUDE from the University of Notre Dame in 1993. Mr. Wolf is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. Mr. Wolf is the author of a chapter on hedged equity funds contained in Kenneth S. Phillips and Ronald J. Surz. eds., HEDGE FUNDS: DEFINITIVE STRATEGIES AND TECHNIQUES (New York: John Wiley & Sons, Inc., 2003).

DAVID S. RICHTER, MANAGING DIRECTOR, INVESTMENTS
Mr. Richter, born 1961, has been associated with Grosvenor since 1994 and joined Grosvenor on a full-time basis in 2003. Mr. Richter became a formal member of Grosvenor's Investment Committee on January 1, 2005 and shares responsibility for portfolio management as well as for the evaluation, selection and monitoring of various investment strategies and managers. From 1994 to 2003, he was the founder and Managing Partner of a Chicago-based U.S. long-short equity hedge fund. Previously, Mr. Richter was a vice-president of JMB Realty Corporation from 1988 to 1994 in the corporate acquisitions group. Prior to 1988, Mr. Richter was a manager of KPMG Peat Marwick. Mr. Richter graduated with a B.S. degree SUMMA CUM LAUDE in Accounting from the University of Illinois in 1983. Mr. Richter is a Certified Public Accountant and received a national Elijah Watt Sells award from the American Institute of Certified Public Accountants for his scores on the Uniform CPA Examination.

     OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the Investment Committee as of March 31, 2006:

                                                                               NUMBER OF
                                                                            ACCOUNTS MANAGED       ASSETS MANAGED FOR
                                       NUMBER OF                           FOR WHICH ADVISORY      WHICH ADVISORY FEE
                                       ACCOUNTS         TOTAL ASSETS      FEE IS PERFORMANCE-       IS PERFORMANCE-
TYPE OF ACCOUNT                       MANAGED(1)          MANAGED               BASED(2)                BASED(3)
----------------------------------  ----------------  -----------------  -----------------------  ---------------------

-----------------------------------------------------------------------------------------------------------------------
DAVID B. SMALL
-----------------------------------------------------------------------------------------------------------------------
Registered Investment Companies             1            $176 million                1                 $176 million
Other pooled investment vehicles           22            $15.2 billion              14                   5 billion
Other accounts                              1           $360.7 million               1                $360.7 million

-----------------------------------------------------------------------------------------------------------------------
 BRIAN A. WOLF
-----------------------------------------------------------------------------------------------------------------------
 Registered Investment Companies            1            $176 million                1                 $176 million
 Other pooled investment vehicles          29            $16.9 billion              15                 $5.4 billion
 Other accounts                             1           $360.7 million               1                $360.7 million

-----------------------------------------------------------------------------------------------------------------------
DAVID S. RICHTER
-----------------------------------------------------------------------------------------------------------------------
 Registered Investment Companies            1            $176 million                1                 $176 million
 Other pooled investment vehicles          31            $17.1 billion              16                 $5.5 billion
 Other accounts                             1           $360.7 million               1                $360.7 million


-----------------------------------------------------------------------------------------------------------------------
 MICHAEL J. SACKS
-----------------------------------------------------------------------------------------------------------------------
 Registered Investment Companies            1            $176 million                1                 $176 million
 Other pooled investment vehicles          31            $17.1 billion              16                 $5.5 billion
 Other accounts                             1           $360.7 million               1                $360.7 million

(1) For purposes of this column, "master-feeder" structures, which may include multiple "feeder" funds, are counted as one account.
(2) For purposes of this column, "feeders" into a "master fund" are counted as individual accounts where they have performance-based fees.
(3) Total assets under management for each account is included. Note, however, that in some accounts, some investors may not be subject to performance-based fees.

     COMPENSATION STRUCTURE. Mr. Sacks and the members of the Investment Committee each receive a fixed base salary as well as an annual bonus based upon the success of the firm. In addition, each holds an equity participation, which entitles him to distributions. Compensation is not based upon the performance or net asset value of the Registrant or any of the other accounts managed by Grosvenor.

     OWNERSHIP BY PORTFOLIO MANAGERS. As of March 31, 2006, none of the individuals at Grosvenor responsible for the day-to-day investment management of the Registrant owns any interests in the Registrant.

     CONFLICTS OF INTEREST. Grosvenor is subject to significant conflicts of interest in managing the business and affairs of the Registrant and the other pooled investment vehicles and other accounts (collectively, the "Grosvenor-Managed Accounts") and in making investment decisions for them. Such conflicts could affect the objectivity of Grosvenor and the performance of the Grosvenor-Managed Accounts. Grosvenor has fiduciary duties to the Grosvenor-Managed Accounts to act in good faith and with fairness in all its dealings with them, and will take such duties into account in dealing with all actual and potential conflicts of interest.

     Grosvenor and its related persons are currently involved in, and may in the future become involved in, other business ventures, including: (i) investing in, entering into fee-, revenue- or profit sharing agreements with, operating and/or managing other investment management or investment advisory firms; and (ii) managing and/or administering investment funds and accounts in addition to existing Grosvenor- Managed Accounts. The Grosvenor-Managed Accounts will not share in the risks or rewards of such other ventures. Further, such other ventures will both compete with the Grosvenor-Managed Accounts for the time and attention of Grosvenor and its related persons and potentially create additional conflicts of interest or raise other special considerations. Grosvenor and its related persons, in investing and trading for accounts (including their proprietary accounts) other than the Grosvenor-Managed Accounts, may make use of information obtained by them in the course of investing for the Grosvenor-Managed Accounts. Grosvenor and its related persons will have no obligation to compensate any Grosvenor-Managed Account in any respect for their receipt of such information or to account to any Grosvenor-Managed Account for any profits earned from their use of such information.

     Grosvenor and its related persons currently manage or advise numerous Grosvenor-Managed Accounts, and expect to manage or advise additional Grosvenor-Managed Accounts in the future. Certain of the Grosvenor-Managed Accounts have or will have investment objectives that are identical or substantially similar to those of other Grosvenor-Managed Accounts. It is not anticipated, however, that Grosvenor-Managed Accounts having identical or substantially similar investment objectives will have identical or substantially similar investment portfolios. Differing investment portfolios can be expected to result from several factors, including, without limitation, the following:

     o    regulatory   constraints  that  apply  to  certain   Grosvenor-Managed
          Accounts but not to others, as discussed below;

     o investment constraints imposed by the Investment Managers of Portfolio Funds on certain Grosvenor-Managed Accounts but not on others;

     o the availability of particular Portfolio Funds for investment by Grosvenor-Managed Accounts at certain times but not at others; and

     o    the   amount  of  cash   available   for   investment   by   different
          Grosvenor-Managed Accounts at certain times.

     As a result of factors such as these, a Grosvenor-Managed Account may have a different investment portfolio (and, as a result, different performance results) from other Grosvenor-Managed Accounts even though all such Grosvenor-Managed Accounts have identical or substantially similar investment objectives.

     Regulatory constraints may prohibit one or more Grosvenor-Managed Accounts from participating in investment opportunities that are available to one or more other Grosvenor-Managed Accounts.

     The Investment Managers of the Portfolio Funds in which the Grosvenor-Managed Accounts wish to invest may impose investment restrictions on certain Grosvenor-Managed Accounts but not on others. (For example, an Investment Manager of a Portfolio Fund may accept only limited amounts of capital from participants that are "plan asset" funds within the meaning of the Employee Retirement Income Security Act of 1974, as amended, but place no such restrictions on participants that are not "plan asset" funds.) Such restrictions could render one or more Grosvenor-Managed Accounts ineligible to invest, in whole or in part, in a Portfolio Fund in which one or more other Grosvenor-Managed Accounts are free to invest.

     Grosvenor, its related persons and one or more Grosvenor-Managed Accounts may place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by one or more other Grosvenor-Managed Accounts. Without limiting the generality of the foregoing, Grosvenor, its related persons and one or more Grosvenor-Managed Accounts may invest in, or withdraw investments from, a Portfolio Fund in which one or more other Grosvenor-Managed Accounts are invested, from which they are withdrawing their investments or in which they are not invested.

     In certain instances, Grosvenor may be required to allocate limited investment opportunities in Portfolio Funds among Grosvenor, its related persons and Grosvenor-Managed Accounts. Grosvenor has developed policies and procedures for allocating limited investment opportunities in a manner that it believes to be equitable to all Grosvenor-Managed Accounts.

     Grosvenor, its related persons and one or more Grosvenor-Managed Accounts that place assets under the management of, or otherwise procure investment advisory services from, any Investment Manager directly or indirectly used by one or more other Grosvenor-Managed Accounts may do so on terms (including terms relating to fees and liquidity) that are more advantageous than those applicable to the investments made by such other Grosvenor-Managed Account(s) with such Investment Manager. To the extent that Grosvenor or its related persons invest with a given Investment Manager on terms that are more advantageous than those on which Grosvenor-Managed Accounts invest with such Investment Manager, Grosvenor and its related persons may have an incentive to maintain or increase the investment by Grosvenor-Managed Accounts with such Investment Manager in order to obtain and/or maintain such advantageous terms for the benefit of Grosvenor and its related persons.

     Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Portfolio Funds, at times when investments in such Portfolio Funds are not appropriate for the
Grosvenor-Managed Accounts. If Grosvenor should subsequently determine, in accordance with its then-current criteria applicable to the selection of Portfolio Funds for the Grosvenor-Managed Accounts, that a such a Portfolio Fund is an appropriate investment for the Grosvenor-Managed Accounts, Grosvenor and its related persons will not be required to restructure the terms on which they invest in such Portfolio Fund in order to make investments in such Portfolio Fund available to those Grosvenor-Managed Accounts that, for regulatory or other reasons, are (or, in Grosvenor's reasonable determination, may be) precluded from investing in such Portfolio Fund in the absence of such restructuring.

     Grosvenor might have an incentive to favor one or more Grosvenor-Managed Accounts over one or more other Grosvenor-Managed Accounts (for example, with regard to the selection of Portfolio Funds for those Grosvenor-Managed Accounts or the allocation of investment opportunities in Portfolio Funds that have limited investment capacity), because the "favored" Grosvenor-Managed Account(s) might pay Grosvenor more for its services than such other Grosvenor-Managed Account(s). Similarly, Grosvenor may have an incentive to favor one or more Grosvenor-Managed Accounts over one or more other Grosvenor-Managed Accounts if Grosvenor or any of its related persons has a personal investment in such "favored" Grosvenor-Managed Account(s). No assurance can be given that (i) a particular Grosvenor-Managed Account will participate in all investment opportunities in which other client or proprietary accounts of Grosvenor and its related persons participate, (ii) particular investment opportunities allocated to client or proprietary accounts of Grosvenor and its related persons other than a particular Grosvenor-Managed Account will not outperform investment opportunities allocated to such Grosvenor-Managed Account, or (iii) a particular Grosvenor-Managed Account, on the one hand, and other similarly-situated client and proprietary accounts of Grosvenor and its related persons, on the other hand, will receive equal or similar treatment.

     Grosvenor may from time to time arrange for a Grosvenor-Managed Account (an "ASSIGNOR ACCOUNT") to assign all or any portion of its interest in an underlying Portfolio Fund to another Grosvenor-Managed Account (an "ASSIGNEE ACCOUNT"). In each such case, Grosvenor will have determined to cause such Assignor Account to effect a redemption from such Portfolio Fund, and to cause such Assignee Account to invest in such Portfolio Fund. However, instead of causing the Assignor Account to effect a redemption from the underlying
Portfolio Fund and causing the Assignee Account to invest in such underlying Portfolio Fund, the transaction may be effected as an assignment from the Assignor Account to the Assignee Account for reasons of administrative convenience and mutual benefit to both Accounts. Any such assignment will be effected at the reported net asset value for the relevant Portfolio Fund, as calculated and reported by the Investment Manager of such Portfolio Fund. In no instance will any party, including Grosvenor or the Investment Manager of the affected Portfolio Fund, receive any additional compensation specifically as a result of any such assignment.

     Grosvenor may from time to time cause a Grosvenor-Managed Account to invest (or recommend that a Grosvenor-Managed Account invest) all or any portion of its assets in another Grosvenor-Managed Account, provided that such investments are consistent with applicable regulatory requirements and have been adequately disclosed to participants in the Grosvenor-Managed Accounts involved, if such disclosure is material under the particular facts and circumstances, or, alternatively, if such investments are made on a basis that does not involve the payment of an additional fee to Grosvenor.

     Different participants in the same Grosvenor-Managed Account, as well as certain other persons may receive reporting packages from Grosvenor that differ in form, substance, timing and/or frequency. In particular, certain reporting packages may include information relating to Portfolio Funds in which the Grosvenor-Managed Accounts invest (or in which they are contemplating an investment). Grosvenor ordinarily does not place restrictions on a recipient's use of such information, and a recipient could use such information to invest directly in Portfolio Funds in which the Grosvenor-Managed Accounts invest (or in which they are contemplating an investment), potentially in competition with the Grosvenor-Managed Accounts.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications pursuant to  Rule 30a-2(a)  under the  1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant  to Rule 30a-2(b)  under the  1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Columbia Management Multi-Strategy Hedge Fund, LLC
            -------------------------------------------------------------

By (Signature and Title)*   /s/ Lawrence R. Morgenthal
                         ------------------------------------------------
                            Lawrence R. Morgenthal, President
                            (principal executive officer)

Date  June 7, 2006
    ---------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Lawrence R. Morgenthal
                         ------------------------------------------------
                            Lawrence R. Morgenthal, President
                            (principal executive officer)

Date  June 7, 2006
    ---------------------------------------------------------------------


By (Signature and Title)*   /s/ David Hohmann
                         ------------------------------------------------
                            David Hohmann, Treasurer and Senior Vice President
                            (principal financial officer)

Date  June 7, 2006
    ---------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.